SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



    Date of Report                                         September 8, 2003
    (Date of earliest event reported)


                        Lakeland Financial Corporation
            (Exact name of Registrant as specified in its charter)


                                    Indiana
                (State or other jurisdiction of incorporation)


         0-11487                                  35-1559596
    (Commission File Number)          (I.R.S. Employer Identification Number)



    202 East Center Street, P.O. Box 1387, Warsaw, Indiana         46581-1387
              (Address of principal executive offices)             (Zip Code)



                                (574) 267-6144
             (Registrant's telephone number, including area code)

Item 5.  Other Information

     On September 8, 2003, the Registrant issued a press release regarding the new issuance of trust preferred securities and call of existing securities. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release dated September 8, 2003

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        LAKELAND FINANCIAL CORPORATION


Dated:  September 8, 2003                      By:    /s/ David M. Findlay
                                                       David M. Findlay
                                                       Chief Financial Officer